EXHIBIT 10.20
AMENDMENT NO. 1
TO
MASTER SUPPLY AND SERVICES AGREEMENT
     This Amendment No. 1 (this “Amendment”), dated as of December 31, 2009, among Orbitz Worldwide, LLC (“Client”), Octopus Travel Group Limited (“Octopus”) and Donvand Limited (“GTA”) is entered into to amend the Master Supply and Services Agreement, dated as of July 23, 2007, among the parties (the “Agreement”). Capitalized terms used herein shall have the respective meanings ascribed thereto in the Agreement unless herein defined.
     WHEREAS, Clause 20 of the Agreement provides that the Agreement may be amended or modified by written agreement signed by the parties; and
     WHEREAS, each of the parties has determined that it is in its best interests to authorize and approve the amendments set forth herein.
     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, it is mutually agreed as follows:
ARTICLE I
AMENDMENTS
     Section 1.1 The definition of “Wholesale Rate” in Section 1 of the Agreement is hereby deleted.
     Section 1.2 Exhibit C to the Agreement is hereby deleted in its entirety and replaced with Exhibit C attached to this Amendment:
ARTICLE II
MISCELLANEOUS
     Section 2.1 This Amendment shall become effective as of January 1, 2010.
     Section 2.2 This Amendment shall be binding upon and inure to the benefit of and be enforceable by the parties hereto or their successors in interest, except as expressly provided in the Agreement.
     Section 2.3 Nothing in this Amendment shall convey any rights upon any person or entity which is not a party or a permitted assignee of a party to the Agreement.
     Section 2.4 This Amendment may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constituted one and the same agreement.
     Section 2.5 This Amendment shall be construed and enforced in accordance with, and the rights and duties of the parties shall be governed by, the laws of England.

     Section 2.6 Each Party to this Amendment agrees that, other than as expressly set out in this Amendment, nothing in this Amendment is intended to alter the rights, duties or obligations of the parties under the Agreement which shall remain in full force and effect as amended hereby.

IN WITNESS HEREOF, the parties have caused this Amendment No. 1 to the Agreement to be executed and delivered as of the date first above written.

ORBITZ WORLDWIDE, INC.
/s/ Mike Nelson
Name:	Mike Nelson
Title:	President, Partner Services

OCTOPUS TRAVEL GROUP LIMITED
/s/ Kurt Ekert
Name:	Kurt Ekert
Title:	Director

DONVAND LIMITED
/s/ Kurt Ekert
Name:	Kurt Ekert
Title:	Director